UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Registrant hereby amends its Current Report on Form 8-K previously filed on December 20, 2010 (the “Original 8-K”) solely to correct and replace the Consent of Independent Registered Public Accounting Firm included in Exhibit 23.3 to the Original 8-K. Other than as set forth in this Explanatory Note, this Form 8-K/A does not amend any other items in the Original 8-K or include any other modifications to the exhibits included as part of the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1*	Consent of Ernst & Young LLP

23.2*	Consent of PriceWaterhouseCoopers LLP

23.3	Consent of KPMG LLP

99.1*	Financial statements of ColFin FRB Investor, LLC for the period from October 16, 2009 (inception) to December 31, 2009 and for the nine months ended September 30, 2010 (unaudited)

99.2*	Financial statements for First Republic Bank for the three months ended September 30, 2010, six months ended June 30, 2010 and three and nine months ended September 30, 2009 (unaudited)

99.3*	Financial statements for First Republic Bank for the years ended December 31, 2009, December 26, 2008 and December 28, 2007

99.4*	Pro forma consolidated balance sheet of Colony Financial, Inc. as of September 30, 2010 and pro forma consolidated statements of operations for the nine months ended September 30, 2010 and for the period from June 23, 2009 (Date of Inception) to December 31, 2009 (unaudited)

*	Previously filed with the Original 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2010	COLONY FINANCIAL, INC.

	By:	/s/ Ronald M. Sanders
Ronald M. Sanders
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1*	Consent of Ernst & Young LLP

23.2*	Consent of PriceWaterhouseCoopers LLP

23.3	Consent of KPMG LLP

99.1*	Financial statements of ColFin FRB Investor, LLC for the period from October 16, 2009 (inception) to December 31, 2009 and for the nine months ended September 30, 2010 (unaudited)

99.2*	Financial statements for First Republic Bank for the three months ended September 30, 2010, six months ended June 30, 2010 and three and nine months ended September 30, 2009 (unaudited)

99.3*	Financial statements for First Republic Bank for the years ended December 31, 2009, December 26, 2008 and December 28, 2007

99.4*	Pro forma consolidated balance sheet of Colony Financial, Inc. as of September 30, 2010 and pro forma consolidated statements of operations for the nine months ended September 30, 2010 and for the period from June 23, 2009 (Date of Inception) to December 31, 2009 (unaudited)

*	Previously filed with the Original 8-K.